COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account
Supplement Dated February 23, 2006
to the
Prospectus For
Individual Flexible Premium Deferred Annuity Contract
(Dated May 1, 2005)

This supplement describes certain information about the nonparticipating variable annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Effective May 1, 2006, the JPMorgan Investment Trust Mid Cap Value Subaccount ("Mid Cap Value Subaccount") will no longer be available for investment (allocation of premium payments and transfers). Accumulated Value in the Mid Cap Value Subaccount as of May 1, 2006 may continue to remain in the Subaccount. However, once Accumulated Value has been transferred from the Subaccount on or after May 1, 2006, that Accumulated Value may not be reallocated to the Subaccount.